Income Taxes - Summary of Differences Between the Income Tax Expense Attributable to Continuing Operation and the Expense Computed at U.S. Statutory Income Tax Rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Federal income tax expense at statutory rate:	$ (20,441)	$ (10,299)	$ (6,890)
Increase (reduction) in income tax resulting from:
State Income Taxes	(1,623)	(397)	(335)
Increase in Valuation Allowance	8,977	10,936	6,109
Increase in fair value of Series B purchase option liability			1,623
Equity Financing Expenses	39	371
Stock Compensation	152	200	48
Research and Development Credit	(1,882)	(803)	(509)
Effect on Tax Cuts & Job Acts Rate Reduction	14,770
Other	$ 8	$ (8)	$ (46)